Stock-Based Compensation	12 Months Ended
Mar. 31, 2012
Stock-Based Compensation [Abstract]
Stock-based compensation

12. Stock-based compensation

The 2010 Equity Incentive Plan (“2010 Plan”) provides for the grant of options, restricted share units and deferred share units to the directors, officers, employees, consultants and service providers of the Company and its subsidiaries. Under the 2010 Plan, the Company has reserved for issuance Class A Subordinate Voting Shares representing up to 10% of the total outstanding Class A Subordinate Voting Shares and Class B Shares. At March 31, 2012 there were 7,917,998 stock-based awards available for future grant. Total stock-based compensation expense including the total value expensed as part of the Participant Equity Loan Plan (note 11) was $8,392, $8,672 and zero for the years ended March 31, 2012, 2011 and 2010, respectively.

(a) Stock options

A summary of the status of the Company’s stock options at March 31, 2012, 2011 and 2010 and changes during the year ended on those dates is as follows.

	Options Outstanding
	Number of options	Weighted-average exercise price per option	Average remaining contractual life in years	Aggregate intrinsic value
Balance at March 31, 2009 and 2010	—	$—	—	$—
Granted	1,444,500	16.22	—
Exercised	—	—	—
Forfeited	(28,500)	15.61	—

Balance at March 31, 2011	1,416,000	$16.24	4.37	$152
Granted	2,172,828	5.54	—
Exercised	—	—	—
Forfeited	(588,171)	13.06	—

Balance at March 31, 2012	3,000,657	$9.11	3.97	$—

Exercisable at March 31, 2012	16,618	$17.00	—

The aggregate intrinsic value in the table above represents the total intrinsic value (the aggregate difference between the closing stock price of the Company’s Class A Subordinate Voting Shares on March 31, 2012, 2011 and 2010 and the exercise price of in-the-money options) that would have been received by the option holders if all in-the-money options had been exercised on that date.

The options granted in the year ended March 31, 2012 will vest over four years.

Stock-based compensation expense related to options included in selling, marketing and administration expense and research and development expense for the year ended March 31, 2012 was $1,792 ($1,105 for the year ended March 31, 2011). As at March 31, 2012, the total compensation cost not yet recognized related to stock options was $6,057. This amount is expected to be recognized over the next 47 months on a weighted-average basis.

The weighted-average fair value of the stock options granted was calculated using the BSM option-pricing model with the following assumptions.

	Year ended March 31, 2012	Year ended March 31, 2011
Fair value of stock options granted during the year	$2.00	$5.59
Assumptions
Risk-free interest rate	0.60%-1.43%	0.96%-1.49%
Volatility	45.00%	45.00%
Expected life in years	4.0	4.0
Expected dividend yield	0.00%	0.00%

The amounts computed according to the model may not be indicative of the actual values realized upon the exercise of the options by the holders.

The assumed risk-free interest rate is based on the yield of a U.S. government zero coupon Treasury bill issued at the date of grant with a remaining life approximately equal to the expected term of the option. The assumed volatility used in the stock option valuation for options granted for the year ended March 31, 2012 is the Company’s estimate of the future volatility of the share price based on a review of the volatility of comparable public companies. The assumed expected life is the Company’s estimated expected exercise pattern of the options. The assumed dividend yield reflects the Company’s current intention to not pay cash dividends in the foreseeable future.

The Company estimates forfeitures at the time of grant based on the Company’s historical data and revises these estimates in subsequent periods if actual forfeitures differ from those estimates. The estimated annual future forfeiture rate is 10.0% at March 31, 2012.

(b) Deferred share units

Deferred share units (“DSUs”) are issued to independent directors of the Company and are settled upon retirement or death. DSUs may be settled in cash or shares of the Company at the option of the Company. Compensation expense is recorded at the date of grant based on the quoted market price of the Company’s Class A Subordinate Voting Shares with an offset to additional paid-in capital.

During the year ended March 31, 2012, the Company issued 30,000 DSUs. Compensation expense relating to DSUs for the year ended March 31, 2012 included in selling, marketing and administration expense amounted to $175 (zero for the year ended March 31, 2011). No additional compensation expense is expected with respect to issued DSUs.

(c) Restricted share units

Restricted share units (“RSUs”) are issued to executives of the Company and may be settled in cash or shares of the Company at the option of the Company.

During the year ended March 31, 2012, the Company issued 250,850 time-based RSUs which vest evenly over three years of which 19,900 were forfeited in the year ended March 31, 2012. Time-based RSUs are fair valued at the date of grant and compensation expense is recognized on a graded basis over the vesting period with an offset to additional paid-in capital. Compensation expense relating to time-based RSUs for the year ended March 31, 2012 included in selling, marketing and administration expense and research and development expense amounted to $636 (zero for the year ended March 31, 2011).

During the year ended March 31, 2012, the Company also issued 404,250 performance-based RSUs to executives of the Company of which 40,125 were forfeited in the year ended March 31, 2012. These performance-based RSUs vest after three years upon meeting total shareholder return performance criteria measured against a group of peer companies. Performance-based RSUs are fair valued at the date of grant and compensation expense is recorded on a straight-line basis over the vesting period with an offset to additional paid-in capital. Compensation expense relating to performance-based RSUs for the year ended March 31, 2012 included in selling, marketing and administration expense and research and development expense amounted to $546 (zero for the year ended March 31, 2011).

As at March 31, 2012, estimated total compensation expense not yet recognized related to all RSUs was $2,285 which is expected to be recognized over the next 47 months.